SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  April 6, 2005
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                                 CNE Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                     1-9224                   56-2346563
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(State or Other Jurisdiction  (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                      Identification No.)

    200 West 57th Street, Suite 507
          New York, New York                                          10019
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(Address of Principal Executive Offices)                             (Zip Code)


                                  212-977-2200
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              (Registrant's telephone number, including area code)


           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


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

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01   Changes in Registrant's Certifying Accountants.
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(a)  Information required by Item 304(a)(1) of Regulation S-B.

     (i) On April 6, 2005, the Company terminated Rosen Seymour Shapss Martin & Company LLP ("RSSM") as its independent certified public accountants.

     (ii) The report of RSSM on the consolidated financial statements of the Company at December 31, 2003, and for the year ended December 31, 2003, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report contained a qualification as to the Company's ability to continue as a going concern. In connection with its audit for the fiscal year ended December 31, 2003 and through April 6, 2005, the date of termination, there have been no disagreements with RSSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RSSM, would have caused RSSM to make reference to the matter in its report.

     (iii) The Company has requested RSSM to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter dated April 7, 2005, is filed as Exhibit 16.1 to this Form 8-K.

(b)  Information required by Item 304(a)(2) of Regulation S-B.

     (i) On April 6, 2005, the Company engaged Wheeler, Herman, Hopkins & Lagor, P.A. ("WHHL"), whose business address is 400 N. Ashley Dr., Suite 2650, Tampa, Florida 33602-4328, to act as the Company's independent certified public accountants for the year ending December 31,2004.

     (ii) The Company had not consulted with WHHL prior to WHHL's retention on any matter regarding: (A) either the application of accounting principles or the type of audit opinion that might be rendered on the Company's financial statements or (B) any other matter that was either the subject of any disagreement between the Company and its former auditor or a reportable event (as defined in Item 304(a)(2)(i) or (ii) of Regulation S-B promulgated under the Securities Act of 1933).

(c)  Information required by Item 304(a)(3) of Regulation S-B.


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

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.
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List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

Exhibit No.    Description
-----------    -----------

   16.1        Rosen Seymour Shapss Martin & Company LLP letter relating to Item
               4.01 (a)(iii) dated April 7, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CNE GROUP, INC.



Date:  April 11, 2005                   By:  /S/George W. Benoit
       --------------                        ------------------------
                                             George W. Benoit,
                                             Chairman of the Board of Directors
                                             and Chief Executive Officer


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